SUPPLEMENT TO THE FIDELITY CURRENCY FUNDS
FIDELITY YEN PERFORMANCE PORTFOLIO, L.P
FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.

STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 1996
The following information replaces the similar information found on page
16.
   Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (the 1940 Act), FDC exercises its right to waive each fund's front-end sales charge in connection with the fund's merger with or acquisition of any investment company. In addition, FDC has chosen to waive each fund's sales charge in certain instances because of efficiencies involved in sales of those shares. The sales charge will not apply to shares purchased by (a) a current or former Managing General Partner, Trustee, or officer of a Fidelity fund, or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Managing General Partner, Trustee, or employee); (b) the spouse of a Fidelity Managing General Partner, Trustee, or employee; (c) a Fidelity Managing General Partner, Trustee or employee acting as custodian for a minor child; or (d) a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Managing General Partner, Trustee, or employee.

SUPPLEMENT TO THE
FIDELITY FOREIGN
CURRENCY FUNDS
PROSPECTUS
DATED FEBRUARY 28, 1996
The following information replaces similar information found on page 24:
1. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or full-time employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Managing General Partner, Trustee, or employee).